                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - September 15, 2004

                          CODORUS VALLEY BANCORP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                  Pennsylvania       0-15536           23-2428543
                  ------------       -------           ----------
                  (State or other    (Commission File  (IRS Employer
                  jurisdiction of    Number)           Number)
                  of incorporation)

            105 Leader Heights Road
            P.O. Box 2887
            York, Pennsylvania                          17405-2887
            (Address of principal executive offices)    (Zip code)

                                  717-747-1519
                                  ------------
               (Registrant's telephone number including area code)

                                       N/A
                                       ---
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]  Written communications pursuant to Rule 425 under Securities Act (17
         CFR 230.425)

   [  ]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR
         240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))


        Page 1 of 9 sequentially numbered pages in manually signed copy

                         Exhibit Index found on page 3




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                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K



SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

    ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
               PROVISION OF THE CODE OF ETHICS.

      The Code of Ethics was amended on September 14, 2005, in order to: further define conflicts of interest; include new sections on confidentiality, reporting and investigation violations; and increase ease of use through better organization and subheadings.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

    ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

      No.   Description
      ---   -----------
      14    Code of Ethics, as amended September 14, 2004




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Codorus Valley Bancorp, Inc.
                                                       (Registrant)


Date:  September 15, 2004                       /s/ Larry J. Miller
-------------------------                       -------------------

                                                Larry J. Miller
                                                President and Chief
                                                Executive Officer
                                                (Principal Executive Officer)




                                  EXHIBIT INDEX

                                                                     Page Number
                                                                     in Manually
Exhibit                                                          Signed Original
-------                                                          ---------------
   14    Code of Ethics, as amended on September 14, 2004                4




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